Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98

                                                                    Brewer                 Mauna Kea    Olokele      Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -      Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old          Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales              57,089       57,089                                                                           (760)
Net Product Sales - I/C         1,661        1,661
Water Revenues
Water Revenues - I/C
Transportation Revenues         1,825        1,825
Transportation Revs.-I/C          (11)         (11)
Service Revenues               24,563       24,563            54           54
Service Revenues - I/C             68           68            22           22
Interest                           61           61           196          196                                    140
Interest - I/C                     80           80                                                             3,107
Dividends
Dividends - I/C                                            1,893        1,893
Gross Gain(Loss) on R/E           456          456
Gross Gain(Loss)-All Oth           21           21
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                   (126)        (126)
Net Income of Divisions
Other Revenues                    144          144         1,861        1,861          422            3                      (432)
Other Revenues - I/C               77           77
-----------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues        86,034       86,034         3,900        3,900          422            3        3,247       (1,192)
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc             141          141           196          196                                  3,247
  Deduct: All Dividends                                    1,893        1,893
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned             82           82
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues       85,975       85,975         1,811        1,811          422            3                    (1,192)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold          44,954       44,954                                                  134                       287
Cost of Products Sold-I/C       1,095        1,095
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps        14,983       14,983                                    (227)           6                       236
Other Op Costs & Exp I/C         (755)        (755)                                                  70
Taxes Other than Inc Tax        1,755        1,755            22           22           74                         6         (145)
Selling and Marketing Exp       2,826        2,826
General and Admin Exp          13,888       13,888         6,348        6,348                                    113         (113)
Selling Gen & Adm Exp I/C         575          575        (2,765)      (2,765)         250                       300
Deprn & Amort. - PP&E           1,504        1,504           236          236           39                                   (112)
Deprn & Amort. - Other             61           61            44           44
-----------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales       80,886       80,886         3,885        3,885          136          210          419          153
----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                5,148        5,148            15           15          286         (207)       2,828       (1,345)
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc             141          141           196          196                                  3,247
  Deduct: All Dividends                                    1,893        1,893
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned             41           41           167          167          (17)          17           29
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit        5,048        5,048        (1,907)      (1,907)         269         (190)        (390)      (1,345)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision         120          120           895          895           24                                    (49)
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper         602          602         1,771        1,771

 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
----------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                      760
Net Product Sales - I/C                                                                                     39
Water Revenues
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                                         271              271                4
Service Revenues - I/C
Interest                                                140
Interest - I/C                                        3,107
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest
Net Income of Divisions
Other Revenues                           7                                                                   9
Other Revenues - I/C
----------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                767            3,247              271              271               52
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                                 3,247
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues               767                               271              271               52
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                 (421)                                                                147
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                (15)                               21               21              (13)
Other Op Costs & Exp I/C                12               82
Taxes Other than Inc Tax                65                                11               11
Selling and Marketing Exp
General and Admin Exp
Selling Gen & Adm Exp I/C              250              800
Deprn & Amort. - PP&E                   73
Deprn & Amort. - Other
----------------------------------------------------------------------------------------------------------------
     Total Cost of Sales               (36)             882               32               32              134
----------------------------------------------------------------------------------------------------------------
Operating Profit                       803            2,365              239              239              (82)
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                                 3,247
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                  (2)              27                                                  6
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit               801             (855)             239              239              (76)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision               25
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper

                                    1 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                    Brewer                 Mauna Kea    Olokele      Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -      Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old          Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                              147          147                        33                       (33)
Int Bank Credit Facility                                    155          155
Interest - Intercompany           283          283       15,385       15,385          288
   Less: Int Capitalized
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions          1,005        1,005       18,353       18,353          312           33                       (82)
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx       4,143        4,143      (18,338)     (18,338)         (26)        (240)       2,828       (1,263)
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)              (17)         (17)       1,406        1,406         (297)        (109)         957
      State/Local                   2            2          320          320          (56)         (20)         173
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current           (15)         (15)       1,726        1,726         (353)        (129)       1,130
-----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)              (10)         (10)      (1,406)      (1,406)         289           32          (53)
      State/Local                  (2)          (2)        (320)        (320)          54            6           (3)
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred          (12)         (12)      (1,726)      (1,726)         343           38          (56)
-----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax           (27)         (27)                                   (10)         (91)       1,074
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

-----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op          4,170        4,170      (18,338)     (18,338)         (16)        (149)       1,754       (1,263)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis                                                                                                  1,263
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O                                                                                                  1,263
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct         4,170        4,170      (18,338)     (18,338)         (16)        (149)       1,754
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                      4,170        4,170      (18,338)     (18,338)         (16)        (149)       1,754
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
----------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest
Int Bank Credit Facility
Interest - Intercompany                                 288                                                 (4)
   Less: Int Capitalized
Warrant Accretion
----------------------------------------------------------------------------------------------------------------
Total Other Deductions                  25              288                                                 (4)
----------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx              778            2,077              239              239              (78)
----------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                   235              786              233              233              (28)
      State/Local                       44              141               32               32               (6)
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------
          Total Current                279              927              265              265              (34)
----------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                    (6)             262             (156)            (156)               3
      State/Local                       (1)              56              (18)             (18)               1
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------
          Total Deferred                (7)             318             (174)            (174)               4
----------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                272            1,245               91               91              (30)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

----------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                 506              832              148              148              (48)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis                             1,263
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O                             1,263
----------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                506            2,095              148              148              (48)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NET INCOME                             506            2,095              148              148              (48)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                                    2 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                                                                                            93,123       93,123
Net Product Sales - I/C           708        2,195          415                     3,357
Water Revenues
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                  547                                                 551          115                       115
Service Revenues - I/C
Interest                            8                                                   8                        17           17
Interest - I/C                    149                     4,730          146        5,025           87                        87
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E           112                       455                       567
Gross Gain(Loss)-All Oth                         2                                      2                         7            7
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                    63                        63          104            3          107
Net Income of Divisions
Other Revenues                    400                        30          151          590                        29           29
Other Revenues - I/C                            12                                     12                         7            7
-----------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues         1,924        2,209        5,693          297       10,175          306       93,186       93,492
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc             157                     4,730          146        5,033           87           17          104
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues        1,767        2,209          963          151        5,142          219       93,169       93,388
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold             449        1,445          561                     2,602                    52,281       52,281
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps            46          457           78                       568                       447          447
Other Op Costs & Exp I/C
Taxes Other than Inc Tax                       138                                    138            3        1,523        1,526
Selling and Marketing Exp                       49                                     49                    34,207       34,207
General and Admin Exp
Selling Gen & Adm Exp I/C                                                                           40          575          615
Deprn & Amort. - PP&E                          360                                    360                     1,085        1,085
Deprn & Amort. - Other
-----------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales          495        2,449          639                     3,717           43       90,118       90,161
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                1,429         (240)       5,054          297        6,458          263        3,068        3,331
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc             157                     4,730          146        5,033           87           17          104
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                           7                         3           16                       (11)         (11)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit        1,272         (233)         324          154        1,441          176        3,040        3,216
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision          29            6                                     35                       100          100
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                                                                        63           63

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                   10,616                                                               3,180
Net Product Sales - I/C
Water Revenues                                        4,863
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                         24
Service Revenues - I/C
Interest                                 8               14                                 1
Interest - I/C                                        7,638
Dividends
Dividends - I/C                                       2,403
Gross Gain(Loss) on R/E                                                                   525
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                               (126)
Net Income of Divisions
Other Revenues                          21               61                               355               50
Other Revenues - I/C
----------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues             10,645           15,003             (126)             881            3,230
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                    8            7,652                                 1
  Deduct: All Dividends                               2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues            10,637            4,948             (126)             880            3,230
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                7,493                                                               1,269
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                                 331                               571
Other Op Costs & Exp I/C
Taxes Other than Inc Tax               182                                                150              189
Selling and Marketing Exp            2,788                                                                 530
General and Admin Exp                                                                                      355
Selling Gen & Adm Exp I/C              175                                                                 163
Deprn & Amort. - PP&E                  260                                                 49              270
Deprn & Amort. - Other                 113
----------------------------------------------------------------------------------------------------------------
     Total Cost of Sales            11,011              331                               770            2,776
----------------------------------------------------------------------------------------------------------------
Operating Profit                      (366)          14,672             (126)             111              454
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                    8            7,652                                 1
  Deduct: All Dividends                               2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                 (45)                                                                 (3)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit              (419)           4,617             (126)             110              451
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision               25                                                                  21
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper               46


                                    3 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                     21                                       9           30                        64           64
Int Bank Credit Facility
Interest - Intercompany                                                                 (4)                       38           38
   Less: Int Capitalized           71                                                   71
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions            (21)           6                          9          (10)                      265          265
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx       1,450         (246)        5,054          288        6,468          263        2,803        3,066
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)              469           14                         66          521           82          786          868
      State/Local                  84                                       5           83           15          113          128
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current           553           14                         71          604           97          899          996
-----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)               (4)         (92)                        29          (64)           2           82           84
      State/Local                  (1)         (17)                         5          (12)           1           16           17
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred           (5)        (109)                        34          (76)           3           98          101
-----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax           548          (95)                       105          528          100          997        1,097
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont                                                                                          201          201

-----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op            902         (151)        5,054          183        5,940          163        1,605        1,768
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct           902         (151)        5,054          183        5,940          163        1,605        1,768
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                        902         (151)        5,054          183        5,940          163        1,605        1,768
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                                                                                 1
Int Bank Credit Facility
Interest - Intercompany                 20                                                                    26
   Less: Int Capitalized
Warrant Accretion
----------------------------------------------------------------------------------------------------------------
Total Other Deductions                  91                                                                    48
----------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx             (457)           14,672             (126)              111              406
----------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                   (55)            4,656              (40)               62              176
      State/Local                      (10)              876               (8)               (1)              30
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------
          Total Current                (65)            5,532              (48)               61              206
----------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                   (50)               32                                (23)             (44)
      State/Local                       (9)                6                                 (4)              (8)
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------
          Total Deferred               (59)               38                                (27)             (52)
----------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax               (124)            5,570              (48)               34              154
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

----------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                (333)            9,102              (78)               77              252
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
----------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct               (333)            9,102              (78)               77              252
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NET INCOME                            (333)            9,102              (78)               77              252
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                                    4 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
----------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                 781       16,784       31,361
Net Product Sales - I/C            18                        18
Water Revenues                                            4,863
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                             24
Service Revenues - I/C
Interest                                                     23                                                   92
Interest - I/C                      3           13        7,654                        120          120
Dividends
Dividends - I/C                                           2,403
Gross Gain(Loss) on R/E                                     525          (17)          729          712
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                  (126)
Net Income of Divisions
Other Revenues                      1           61          549          496                        496
Other Revenues - I/C                                                     156                        156
-----------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues           803       16,858       47,294          635           849        1,484           92
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc               3           13        7,677                        120          120           92
  Deduct: All Dividends                                   2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                                 745          745
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues          800       16,845       37,214          635         1,474        2,109
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold             544       10,472       19,778
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                      1,126        2,028          290            60          350
Other Op Costs & Exp I/C                        31           31           81                         81
Taxes Other than Inc Tax           19                       540                         82           82
Selling and Marketing Exp          77        4,552        7,947
General and Admin Exp              61                       416                                                  798
Selling Gen & Adm Exp I/C          12          100          450
Deprn & Amort. - PP&E              35          144          758                          4            4
Deprn & Amort. - Other                          41          154
-----------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales          748       16,466       32,102          371           146          517          798
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                   55          392       15,192          264           703          967         (706)
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc               3           13        7,677                        120          120           92
  Deduct: All Dividends                                   2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned             (1)                      (49)                       745          745
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit           51          379        5,063          264         1,328        1,592         (798)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                    46
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                    46                                                   65

  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales
Net Product Sales - I/C
Water Revenues                                                            20               20
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues
Service Revenues - I/C
Interest                                92
Interest - I/C                                                            (1)              (1)
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest
Net Income of Divisions
Other Revenues                                          892                               892
Other Revenues - I/C                                    194                               194
----------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                 92            1,086               19            1,105
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                   92                                (1)              (1)
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues                              1,086               20            1,106
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                                   490                               490
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                                  21               36               57
Other Op Costs & Exp I/C                               (122)                             (122)
Taxes Other than Inc Tax                                384                               384
Selling and Marketing Exp
General and Admin Exp                  798
Selling Gen & Adm Exp I/C                               325                               325
Deprn & Amort. - PP&E                                    59              112              171
Deprn & Amort. - Other
----------------------------------------------------------------------------------------------------------------
     Total Cost of Sales               798            1,157              148            1,305
----------------------------------------------------------------------------------------------------------------
Operating Profit                      (706)             (71)            (129)            (200)
----------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                   92                                (1)              (1)
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                                                    (348)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit              (798)             (71)            (128)            (199)            (348)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper               65

                                    5 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
----------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                  47           48                         8            8
Int Bank Credit Facility
Interest - Intercompany                                      46
   Less: Int Capitalized
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                          47          186                         8            8           65
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx          55          345       15,006          264          695          959         (771)
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)               14          145        4,958           86          229          315          (26)           12
      State/Local                   1           27          915           12           25           37           (5)            1
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current            15          172        5,873           98          254          352          (31)           13
-----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                4          (31)        (112)                       (1)          (1)        (220)          (20)
      State/Local                   1           (6)         (20)                                                (42)
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred            5          (37)        (132)                       (1)          (1)        (262)          (20)
-----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax            20          135        5,741           98          253          351         (293)           (7)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

-----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op             35          210        9,265          166          442          608         (478)            7
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct            35          210        9,265          166          442          608         (478)            7
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                         35          210        9,265          166          442          608         (478)            7
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest
Int Bank Credit Facility
Interest - Intercompany
   Less: Int Capitalized
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------
Total Other Deductions                  65
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx             (771)              (71)             (129)             (200)
-----------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                   (14)              (27)               (5)              (32)
      State/Local                       (4)               (7)               (1)               (8)
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------
          Total Current                (18)              (34)               (6)              (40)
-----------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                  (240)                4               (36)              (32)
      State/Local                      (42)                1                (7)               (6)
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------
          Total Deferred              (282)                5               (43)              (38)
-----------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax               (300)              (29)              (49)              (78)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

-----------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                (471)              (42)              (80)             (122)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
-----------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct               (471)              (42)              (80)             (122)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
NET INCOME                            (471)              (42)              (80)             (122)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                                    6 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                                                                       181,573                     181,573
Net Product Sales - I/C                                      (5,036)
Water Revenues                                                                            4,883                       4,883
Water Revenues - I/C
Transportation Revenues                                                                   1,825                       1,825
Transportation Revs.-I/C                                         11
Service Revenues                                    6                                    25,584                      25,584
Service Revenues - I/C                                          (90)
Interest                                                                                    537           (92)          445
Interest - I/C                                              (16,072)
Dividends
Dividends - I/C                                              (4,296)
Gross Gain(Loss) on R/E                          (424)          944                       2,780                       2,780
Gross Gain(Loss)-All Oth                                                                     30                          30
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                           8                                       (74)                        (74)
Net Income of Divisions
Other Revenues                                     (8)        1,293                       5,846                       5,846
Other Revenues - I/C                                           (446)
---------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                          (418)      (23,692)                    222,984           (92)      222,892
---------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                                       (16,072)                        537           (92)          445
  Deduct: All Dividends                                      (4,296)
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                            117          (944)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues                         (301)       (4,268)                    222,447                     222,447
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                                        (5,149)                    114,956                     114,956
Cost of Products Sold-I/C                                    (1,095)
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                            (6)          (49)                     18,399                      18,399
Other Op Costs & Exp I/C                                        683
Taxes Other than Inc Tax                                                                  4,458                       4,458
Selling and Marketing Exp                                                                45,029                      45,029
General and Admin Exp                                           568                      22,018          (798)       21,220
Selling Gen & Adm Exp I/C
Deprn & Amort. - PP&E                            (229)                                    3,889                       3,889
Deprn & Amort. - Other                                                                      259                         259
---------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales                         (235)       (5,042)                    209,008          (798)      208,210
---------------------------------------------------------------------------------------------------------------------------
Operating Profit                                 (183)      (18,650)                     13,976           706        14,682
---------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                                       (16,072)                        537           (92)          445
  Deduct: All Dividends                                      (4,296)
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                            117          (705)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit                          (66)        1,013                      13,439           798        14,237
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                       250                       1,446                       1,446
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                                                 2,547           (65)        2,482

                                    7 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                                                              297                         297
Int Bank Credit Facility                                                                    155                         155
Interest - Intercompany                                     (16,036)
   Less: Int Capitalized                                                                     71                          71
Warrant Accretion
---------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                                      (15,786)                      4,374           (65)        4,309
---------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx                        (183)       (2,864)                      9,602           771        10,373
---------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                                         (8,457)                        567            14           581
      State/Local                                            (1,108)                        538             4           542
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------
          Total Current                                      (9,565)                      1,105            18         1,123
---------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                                          1,652                         (23)          240           217
      State/Local                                                11                        (336)           42          (294)
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------
          Total Deferred                                      1,663                        (359)          282           (77)
---------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                                      (7,902)                        746           300         1,046
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont                                       1,090                       1,291                       1,291

---------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                           (183)        3,948                       7,565           471         8,036
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis                                    (1,263)
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O                                    (1,263)
---------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                          (183)        2,685                       7,565           471         8,036
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   Gain(Loss) on Extraord
   Less:  Inc Tx Prov. (R
          Inc Tx Prov. (R
          Min Int in Gain
   Eqty in Net Extraord
      Subsidiaries & Affi
          Net Extraordina
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NET INCOME                                       (183)        2,685                       7,565           471         8,036
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                    8 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                    Brewer                 Mauna Kea    Olokele     Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -     Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old         Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                             108          108        1,735        1,735            1
 Temporary Cash Invest                                    2,146        2,146
 Marketable Securities
 Accts/Notes Rec-Trade          7,960        7,960
    Allow Dbtful Accts            171          171

-----------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade         7,789        7,789
-----------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net          434          434          546          546                        (1)         523
 Interco Notes and Accts         (534)        (534)                                (5,250)        (224)      33,622
 Due from BUYCO, INC                                      8,492        8,492
 Interco. Accts & Accrd I          47           47       26,405       26,405         (288)                    3,107
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                   276          276
  Work-in-Progress                (11)         (11)
  Finished Goods
  Merchdise & Commodities      10,691       10,691
  Supplies                        621          621
  Other Inventories
  Growing Crops - Sugar

-----------------------------------------------------------------------------------------------------------------------------------
       Total Inventories       11,577       11,577
-----------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv            9            9

-----------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv             9            9
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Inventories      11,568       11,568
-----------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets         598          598            3            3           21

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets       20,010       20,010       39,327       39,327       (5,516)        (225)      37,252
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                112,155      112,155                        75
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts
 Other Investments:
  Cooperatives and Joint                                    166          166                        11
  N/C Accounts and Notes                                                                                      1,662
  Miscellaneous Investmt           64           64            9            9

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv          64           64          175          175                        11        1,662
-----------------------------------------------------------------------------------------------------------------------------------


 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
--------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                    1                2
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade
    Allow Dbtful Accts

--------------------------------------------------------------------------------------------------------------
          Net Rec-Trade
--------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                 7              529            1,336            1,336              122
 Interco Notes and Accts                39           28,187            1,526            1,526              224
 Due from BUYCO, INC
 Interco. Accts & Accrd I                             2,819
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods
  Merchdise & Commodities
  Supplies                              11               11                                                  8
  Other Inventories
  Growing Crops - Sugar

--------------------------------------------------------------------------------------------------------------
       Total Inventories                11               11                                                  8
--------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

--------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
          Net Inventories               11               11                                                  8
--------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                1               22                                                 35

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Total Current Assets                59           31,570            2,862            2,862              389
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                 75
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division                                                                                     24,500
 Interco Notes and Accts            23,671           23,671
 Other Investments:
  Cooperatives and Joint                                 11
  N/C Accounts and Notes                              1,662              314              314
  Miscellaneous Investmt            34,330           34,330

--------------------------------------------------------------------------------------------------------------
          Total Other Inv           34,330           36,003              314              314
--------------------------------------------------------------------------------------------------------------

                                    9 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                    Brewer                 Mauna Kea    Olokele     Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -     Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old         Eliminations
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme          64           64      112,330      112,330                        86        1,662
-----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I          64           64      112,330      112,330                        86        1,662
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                            2,042        2,042        1,168        1,168
Building and Improvements      10,916       10,916        4,159        4,159
Machinery and Equipment        22,232       22,232        2,877        2,877          199
Real Estate Improvements        1,708        1,708
Ranch & Dairy Livestock
Constr'n Work-in-Progress       3,411        3,411
Miscellaneous                   1,807        1,807
Property, Plant & Equip

-----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E           42,116       42,116        8,204        8,204          199
-----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort         28,176       28,176        2,239        2,239           47

-----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E             13,940       13,940        5,965        5,965          152
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges            17           17        5,505        5,505

-----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges           17           17        5,505        5,505
-----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset       6,105        6,105      192,607      192,607


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                            743          743

-----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets           743          743
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                   40,879       40,879      355,734      355,734       (5,364)        (139)      38,914
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks

 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme           58,001           59,749              314              314           24,500
----------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

----------------------------------------------------------------------------------------------------------------
          Total Investmen
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
          Net Long-Term I           58,001           59,749              314              314           24,500
----------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                 1,453            1,453                                                143
Building and Improvements            1,619            1,619                                                 25
Machinery and Equipment                101              300                                              2,125
Real Estate Improvements             1,422            1,422                                                547
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                                                                1,571
Miscellaneous                           47               47
Property, Plant & Equip

----------------------------------------------------------------------------------------------------------------
          Total PP&E                 4,642            4,841                                              4,411
----------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort               2,013            2,060                                              2,071

----------------------------------------------------------------------------------------------------------------
          Net PP&E                   2,629            2,781                                              2,340
----------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges

----------------------------------------------------------------------------------------------------------------
  Total Deferred Charges
----------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other

----------------------------------------------------------------------------------------------------------------
     Total Other Assets
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        60,689           94,100            3,176            3,176           27,229
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks


                                    10 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                    Brewer                 Mauna Kea    Olokele     Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -     Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old         Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi       2,304        2,304        5,394        5,394
 Accounts Payable - Trade       9,399        9,399           36           36                        79
 Bank Overdraft                 1,395        1,395                                     45
 Intercompany Notes and A       1,340        1,340       18,199       18,199
 Due to BUYCO, INC
 I/C Accts & Accrd Intere         (92)         (92)      22,583       22,583       (6,199)
 Accrued Interest                  19           19        3,599        3,599
 Accrued Interest Allocat
 Dividends Payable                                                                                               18
 Dividends Payable - I/C                                  1,068        1,068                                    134
 Income Taxes
     Federal                                            (49,111)     (49,111)        (297)        (109)         957
     State and Other              (77)         (77)      (4,371)      (4,371)         (56)         (20)         173

-----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                     (77)         (77)     (53,482)     (53,482)        (353)        (129)       1,130
-----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W         351          351            6            6           17
 Customers' and Other Dep          41           41
 Unearned Rev - Cur Porti          13           13
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit       4,201        4,201        3,211        3,211        1,679          399          558

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current L      18,894       18,894          614          614       (4,811)         349        1,840
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                               170,547      170,547
 Bank Credit Facilities
 L/T Debt Allocated
 Other                          5,667        5,667       12,954       12,954

-----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl       5,667        5,667      183,501      183,501
-----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                         94           94       31,001       31,001          217       (2,090)         463
   State and Other                (66)         (66)       2,658        2,658         (254)        (179)           3

-----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T          28           28       33,659       33,659          (37)      (2,269)         466
-----------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues                508          508
 Reserves for Contingenci         189          189          381          381                        (8)
 Warrants
 Miscellaneous N/C Liabil       1,275        1,275          581          581          577        1,345        3,339

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia       2,000        2,000       34,621       34,621          540         (932)       3,805
-----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto


 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
----------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi
 Accounts Payable - Trade                5               84                                                  1
 Bank Overdraft                         29               74
 Intercompany Notes and A
 Due to BUYCO, INC
 I/C Accts & Accrd Intere           (1,471)          (7,670)                                               406
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable                                       18
 Dividends Payable - I/C                                134
 Income Taxes
     Federal                           256              807              233              233              (28)
     State and Other                    48              145               32               32               (6)

----------------------------------------------------------------------------------------------------------------
 Income Taxes                          304              952              265              265              (34)
----------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W                7               24                2                2               16
 Customers' and Other Dep                                                                                   26
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit              522            3,158                                                144
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
          Total Current L             (604)          (3,226)             267              267              559
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other

----------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl
----------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                             279           (1,131)             (92)             (92)          (1,153)
   State and Other                       6             (424)             (10)             (10)            (184)

----------------------------------------------------------------------------------------------------------------
          Total Def Inc T              285           (1,555)            (102)            (102)          (1,337)
----------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci                                (8)
 Warrants
 Miscellaneous N/C Liabil                             5,261                                                207

----------------------------------------------------------------------------------------------------------------
          Total Other Lia              285            3,698             (102)            (102)          (1,130)
----------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

                                    11 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                    Brewer                 Mauna Kea    Olokele     Discontinued
 BUYCO FINAL -                            Agro/       C. Brewer -   Admin/    Ka'u Agr     Agr Sugar    Sugar -     Operations
8/8/98 @ 9:00 AM          BEI LLC       Industrial    Honolulu      Other     Sugar Div    Div          Old         Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra

-----------------------------------------------------------------------------------------------------------------------------------
          Total Minority
-----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                                   (12)         (12)       2,129        1,671


STOCKHOLDERS' EQUITY:
 Head Office Account                                                              (57,026)      (5,259)
 Preferred Stock                                         34,330       34,330
 Preference Stock
 Common Stock                   1,001        1,001       62,398       62,398            1            1        3,034
 Additional Paid-In Capit     (31,868)     (31,868)      42,122       42,122       41,243      (10,066)
 Cumulative Translation A
 Retained Earnings             45,185       45,185       (1,840)      (1,840)      12,560       14,097       30,235

-----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79       14,318       14,318      137,010      137,010       (3,222)      (1,227)      33,269
-----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E      14,318       14,318      137,010      137,010       (3,222)      (1,227)      33,269
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD      40,879       40,879      355,734      355,734       (5,364)        (139)      38,914
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

 BUYCO FINAL -                Wailuku         Discontinued      Real Estate                      Mauna Kea
8/8/98 @ 9:00 AM              Agr. Pine       Operations      Acceptce Corp        Equity        Mac Orchards
----------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra

----------------------------------------------------------------------------------------------------------------
          Total Minority
----------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                             3,800


STOCKHOLDERS' EQUITY:
 Head Office Account                                (62,285)                                              (467)
 Preferred Stock
 Preference Stock
 Common Stock                        2,999            6,035                1                1
 Additional Paid-In Capit           34,259           65,436            2,620            2,620           12,222
 Cumulative Translation A
 Retained Earnings                  23,750           80,642              390              390           16,045

----------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79            61,008           89,828            3,011            3,011           27,800
----------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

----------------------------------------------------------------------------------------------------------------
          Shareholders' E           61,008           89,828            3,011            3,011           27,800
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD           60,689           94,100            3,176            3,176           27,229
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

                                    12 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                         1                         1          (15)           8           (7)
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                                                                             150        5,313        5,463
    Allow Dbtful Accts                                                                                          315          315

-----------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                                                            150        4,998        5,148
-----------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net          598           12            3          437        1,172            6          817          823
 Interco Notes and Accts        3,570         (106)      34,007        3,144       40,839          401       (4,858)      (4,457)
 Due from BUYCO, INC
 Interco. Accts & Accrd I         149                     4,730          146        5,025                       (38)         (38)
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                                                                                                 272          272
  Work-in-Progress                                                                                           10,679       10,679
  Finished Goods                                                                                              9,612        9,612
  Merchdise & Commodities                                                                                       669          669
  Supplies                         26           17                        45           96                     2,131        2,131
  Other Inventories
  Growing Crops - Sugar

-----------------------------------------------------------------------------------------------------------------------------------
       Total Inventories           26           17                        45           96                    23,363       23,363
-----------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds                                                                                        291          291
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

-----------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                                                                                         291          291
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Inventories          26           17                        45           96                    23,072       23,072
-----------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets         126            2                       226          389           16        1,322        1,338

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets        4,469          (75)      38,741        3,998       47,522          558       25,321       25,879
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                                                                        459          459
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division                                                                24,500
 Interco Notes and Accts                    (6,976)      18,199                    11,223          611                       611
 Other Investments:
  Cooperatives and Joint
  N/C Accounts and Notes
  Miscellaneous Investmt                                    286                       286          605                       605

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                                   286                       286          605                       605
-----------------------------------------------------------------------------------------------------------------------------------

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                    2                                                                   1
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade               1,055                                                 40              470
    Allow Dbtful Accts                  40                                                 26

----------------------------------------------------------------------------------------------------------------
          Net Rec-Trade              1,015                                                 14              470
----------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                25               63                                 6               16
 Interco Notes and Accts              (364)           4,038               43              773             (934)
 Due from BUYCO, INC
 Interco. Accts & Accrd I                             7,638
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods                       885                                                               1,025
  Merchdise & Commodities                                                                                   56
  Supplies                           2,327                                                                  47
  Other Inventories                    317
  Growing Crops - Sugar

----------------------------------------------------------------------------------------------------------------
       Total Inventories             3,529                                                               1,128
----------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

----------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
          Net Inventories            3,529                                                               1,128
----------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets              291                                                 13                3

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Total Current Assets             4,498           11,739               43              806              684
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                             32,977             (691)
 Other Investments:
  Cooperatives and Joint                                                 412
  N/C Accounts and Notes
  Miscellaneous Investmt

----------------------------------------------------------------------------------------------------------------
          Total Other Inv                                                412
----------------------------------------------------------------------------------------------------------------


                                    13 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                   (6,976)      18,485                    36,009        1,216          459        1,675
-----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                   (6,976)      18,485                    36,009        1,216          459        1,675
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                              198                       112          259          712                     1,286        1,286
Building and Improvements         703          248                        58        1,034                     4,562        4,562
Machinery and Equipment         5,450        2,274                     2,999       12,848           30       17,404       17,434
Real Estate Improvements        3,180        2,632        3,061            5        9,425                       333          333
Ranch & Dairy Livestock
Constr'n Work-in-Progress       1,130                                               2,701                       299          299
Miscellaneous                                7,656                                  7,656                       219          219
Property, Plant & Equip

-----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E           10,661       12,810        3,173        3,321       34,376           30       24,103       24,133
-----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort          5,987        6,379          188        2,580       17,205           18       14,799       14,817

-----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E              4,674        6,431        2,985          741       17,171           12        9,304        9,316
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges

-----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges
-----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                                                                            4            4

-----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                                                                                           4            4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                    9,143         (620)      60,211        4,739      100,702        1,786       35,088       36,874
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                            32,977             (279)
----------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

----------------------------------------------------------------------------------------------------------------
          Total Investmen
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
          Net Long-Term I                            32,977             (279)
----------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                                                                      476              376
Building and Improvements              906                                                418              825
Machinery and Equipment              2,801                                                755            4,303
Real Estate Improvements                                                                5,006              564
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                                                 477              107
Miscellaneous                          835                                                  1
Property, Plant & Equip

----------------------------------------------------------------------------------------------------------------
          Total PP&E                 4,542                                              7,133            6,175
----------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort               2,371                                              5,674            4,395

----------------------------------------------------------------------------------------------------------------
          Net PP&E                   2,171                                              1,459            1,780
----------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                               670
 Other Deferred Charges

----------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                670
----------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                               1,918

----------------------------------------------------------------------------------------------------------------
     Total Other Assets              1,918
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                         8,587           45,386             (236)           2,265            2,464
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks

                                    14 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98

 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi          65                                     27           92                       197          197
 Accounts Payable - Trade          31                                      9           41                     1,180        1,180
 Bank Overdraft                                  7                                      7                     1,768        1,768
 Intercompany Notes and A                                                                            1                         1
 Due to BUYCO, INC
 I/C Accts & Accrd Intere       1,579          723          536        2,882        6,126                       317          317
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                      469           14                        66          521           82          835          917
     State and Other               84                                      5           83           16          123          139

-----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                     553           14                        71          604           98          958        1,056
-----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W          60           28                        32          136            2          281          283
 Customers' and Other Dep                                                              26
 Unearned Rev - Cur Porti          19                                                  19
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit         283          103            3          144          677           29        2,082        2,111

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current L       2,590          875          539        3,165        7,728          130        6,783        6,913
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                            174                                     66          240                       438          438

-----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl         174                                     66          240                       438          438
-----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                        805        2,061                       (16)       1,697           21        1,784        1,805
   State and Other                112          274                        (3)         199            4          237          241

-----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T         917        2,335                       (19)       1,896           25        2,021        2,046
-----------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                                                             207                       159          159

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia         917        2,335                       (19)       2,103           25        2,180        2,205
-----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi              136                                                                   9
 Accounts Payable - Trade              235               56                                                217
 Bank Overdraft                         88                                                                 105
 Intercompany Notes and A                                                                                    5
 Due to BUYCO, INC
 I/C Accts & Accrd Intere             (262)             444                               772
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C                             (1,202)
 Income Taxes
     Federal                          (179)           4,656              (40)              62              176
     State and Other                   (34)             876               (8)              (1)              30

----------------------------------------------------------------------------------------------------------------
 Income Taxes                         (213)           5,532              (48)              61              206
----------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W                7                3                                 1               34
 Customers' and Other Dep
 Unearned Rev - Cur Porti                                                                   5
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit              201                                                151              188

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
          Total Current L              192            4,833              (48)             990              764
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                                               3,581
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                 377                                                                   8

----------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl              377                                              3,581                8
----------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                              22             (645)               3               20              197
   State and Other                    (199)            (122)               1                1               38

----------------------------------------------------------------------------------------------------------------
          Total Def Inc T             (177)            (767)               4               21              235
----------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                7            1,799                                                  3

----------------------------------------------------------------------------------------------------------------
          Total Other Lia             (170)           1,032                4               21              238
----------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

                                    15 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
 BUYCO FINAL -             Ka'u Agr.     Wailuku     Mauna Loa    Ka'u Agr    Macadamia     Mauna Loa
8/8/98 @ 9:00 AM            Mac Div      Agr Mac     Orchards     Keaau Mac   Farming       Resources      MLMNC     Mauna Loa
-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra                                                                                       302          302

-----------------------------------------------------------------------------------------------------------------------------------
          Total Minority                                                                                        302          302
-----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account           51,839                     1,678        9,613       62,663
 Preferred Stock
 Preference Stock
 Common Stock                                                                                        1            1            2
 Additional Paid-In Capit     (46,205)                   33,542       (8,523)      (8,964)         458        1,188        1,646
 Cumulative Translation A
 Retained Earnings               (172)      (3,830)      24,452          437       36,932        1,172       24,196       25,368

-----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79        5,462       (3,830)      59,672        1,527       90,631        1,631       25,385       27,016
-----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E       5,462       (3,830)      59,672        1,527       90,631        1,631       25,385       27,016
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD       9,143         (620)      60,211        4,739      100,702        1,786       35,088       36,874
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

 BUYCO FINAL -                  Superior       Wailuku Agr.     Wailuku                            Kilauea
8/8/98 @ 9:00 AM                Coffee         Other            Plantations       Smtn. Ranch      Agronomics
----------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra

----------------------------------------------------------------------------------------------------------------
          Total Minority
----------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account                                                                     (378)
 Preferred Stock
 Preference Stock
 Common Stock                                                              1                1                2
 Additional Paid-In Capit           10,515                                            (27,282)          (1,930)
 Cumulative Translation A
 Retained Earnings                  (2,327)          39,521             (193)          25,332            3,382

----------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79             8,188           39,521             (192)          (2,327)           1,454
----------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

----------------------------------------------------------------------------------------------------------------
          Shareholders' E            8,188           39,521             (192)          (2,327)           1,454
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD            8,587           45,386             (236)           2,265            2,464
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY


Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                               1                         4                                                   6
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade             78        1,911        3,554                        70           70
    Allow Dbtful Accts                          28           94

----------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade            78        1,883        3,460                        70           70
----------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net            5           17          132           36                        36
 Interco Notes and Accts           74                     3,630       (2,490)        (246)      (2,736)
 Due from BUYCO, INC                                                                                            902      (10,510)
 Interco. Accts & Accrd I                      700        8,338
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                   209                       209
  Work-in-Progress
  Finished Goods                   85                     1,995
  Merchdise & Commodities                       68          124
  Supplies                                                2,374
  Other Inventories                                         317
  Growing Crops - Sugar

----------------------------------------------------------------------------------------------------------------------------------
       Total Inventories          294           68        5,019
----------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

----------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          Net Inventories         294           68        5,019
----------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets           3           62          372

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets          455        2,730       20,955       (2,454)        (176)      (2,630)         908      (10,510)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                                                                      5,201       (5,201)
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                                 32,286       34,295                    34,295
 Other Investments:
  Cooperatives and Joint                                    412
  N/C Accounts and Notes                                                                                        500
  Miscellaneous Investmt

----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                                   412                                                 500
----------------------------------------------------------------------------------------------------------------------------------

  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                    6               (3)              (1)              (4)
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                                  355                4              359
    Allow Dbtful Accts                                   93                1               94

-------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                 262                3              265
-------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                                  1                                 1
 Interco Notes and Accts                               (178)               9             (169)
 Due from BUYCO, INC                (9,608)
 Interco. Accts & Accrd I
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods
  Merchdise & Commodities
  Supplies                                                9                                 9
  Other Inventories
  Growing Crops - Sugar

-------------------------------------------------------------------------------------------------------------
       Total Inventories                                  9                                 9
-------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

-------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          Net Inventories                                 9                                 9
-------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                 2                                 2

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
    Total Current Assets            (9,602)              93               11              104
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts
 Other Investments:
  Cooperatives and Joint
  N/C Accounts and Notes               500
  Miscellaneous Investmt

-------------------------------------------------------------------------------------------------------------
          Total Other Inv              500
-------------------------------------------------------------------------------------------------------------

                                    17 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                                32,698       34,295                    34,295        5,701       (5,201)
----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                                32,698       34,295                    34,295        5,701       (5,201)
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                                        852           21       35,693       35,714                       149
Building and Improvements         962            3        3,114                       580          580
Machinery and Equipment           328          176        8,363
Real Estate Improvements                                  5,570
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                   584        1,886        2,279        4,165                         2
Miscellaneous                                   47          883
Property, Plant & Equip

----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E            1,290          226       19,366        1,907       38,552       40,459                       151
----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort            560          205       13,205                       258          258

----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                730           21        6,161        1,907       38,294       40,201                       151
----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                                   670
 Other Deferred Charges                         44           44          278                       278

----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                        44          714          278                       278
----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                      973          973


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                         537        2,455           32                        32

----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                        537        2,455           32                        32
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                    1,185        4,305       63,956       34,058       38,118       72,176        6,609      (15,560)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks


  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme              500
-------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-------------------------------------------------------------------------------------------------------------
          Total Investmen
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          Net Long-Term I              500
-------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                   149            1,369                             1,369
Building and Improvements                               367                               367
Machinery and Equipment                               1,144               20            1,164
Real Estate Improvements                                344            1,683            2,027
Ranch & Dairy Livestock
Constr'n Work-in-Progress                2                                52               52
Miscellaneous                                            95                                95
Property, Plant & Equip

-------------------------------------------------------------------------------------------------------------
          Total PP&E                   151            3,319            1,755            5,074
-------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                                1,720            1,099            2,819

-------------------------------------------------------------------------------------------------------------
          Net PP&E                     151            1,599              656            2,255
-------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges

-------------------------------------------------------------------------------------------------------------
  Total Deferred Charges
-------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other

-------------------------------------------------------------------------------------------------------------
     Total Other Assets
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        (8,951)           1,692              667            2,359
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


CURRENT LIABILITIES:
 Loans Payable to Banks

                                    18 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
----------------------------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi                                   145
 Accounts Payable - Trade          57        2,674        3,239          154          729          883
 Bank Overdraft                     5          313          511
 Intercompany Notes and A                                     5                    (1,341)      (1,341)
 Due to BUYCO, INC                             902          902                                               9,436      (10,338)
 I/C Accts & Accrd Intere                                   954          317                       317
 Accrued Interest                               74           74                                                  83
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C                                 (1,202)
 Income Taxes
     Federal                       14          129        4,818           86          229          315          (26)       1,140
     State and Other                1           24          888           12           25           37           (5)         228

----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                      15          153        5,706           98          254          352          (31)       1,368
----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                                                                                                   (356)
 Other Taxes Accrued or W           3            2           50            8                         8
 Customers' and Other Dep                                                 25           31           56
 Unearned Rev - Cur Porti                                     5
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit          30            8          578                                                                3

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
          Total Current L         110        4,126       10,967          602         (327)         275        9,488       (9,323)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                 3,581
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                       1,300        1,685                        94           94          759

----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                    1,300        5,266                        94           94          759
----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                                                                                     4,659
 Deferred Income Taxes
   Federal                         (7)         (67)        (477)         684          254          938         (397)      (2,262)
   State and Other                 (1)          (6)        (288)          70           14           84          (72)         858

----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T          (8)         (73)        (765)         754          268        1,022         (469)      (1,404)
----------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil           1                     1,810           35                        35          500           11

----------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia          (7)         (73)       1,045          789          268        1,057        4,690       (1,393)
----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi
 Accounts Payable - Trade                                                  1                1
 Bank Overdraft
 Intercompany Notes and A
 Due to BUYCO, INC                    (902)
 I/C Accts & Accrd Intere                                29                                29
 Accrued Interest                       83
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                         1,114              (27)              (5)             (32)
     State and Other                   223               (7)              (1)              (8)

-------------------------------------------------------------------------------------------------------------
 Income Taxes                        1,337              (34)              (6)             (40)
-------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po             (356)
 Other Taxes Accrued or W                                13                                13
 Customers' and Other Dep                                 2                                 2
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                4               68                                68

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
          Total Current L              165               78               (5)              73
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                 759

-------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl              759
-------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense            4,659
 Deferred Income Taxes
   Federal                          (2,659)             (18)              40               22
   State and Other                     786               (3)               5                2

-------------------------------------------------------------------------------------------------------------
          Total Def Inc T           (1,873)             (21)              45               24
-------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil              511

-------------------------------------------------------------------------------------------------------------
          Total Other Lia            3,297              (21)              45               24
-------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

                                    19 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                                                                                                                     Buyco
 BUYCO FINAL -            Hawn Fruit     Hawaii's                Wailuku      Mauna Kea    Other Real     Buyco,     Brewer Elim
8/8/98 @ 9:00 AM          Specialties    Own        Other        Agr. Land    Agr - Land   Estate Costs    Inc       JE
-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra

-----------------------------------------------------------------------------------------------------------------------------------
          Total Minority
-----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account                                       (378)
 Preferred Stock
 Preference Stock
 Common Stock                       1                         5                                               6,118       (5,201)
 Additional Paid-In Capit       1,056         (553)     (18,194)       1,693       33,955       35,648         (416)
 Cumulative Translation A
 Retained Earnings                 25         (495)      65,245       30,974        4,128       35,102      (14,030)         357

-----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79        1,082       (1,048)      46,678       32,667       38,083       70,750       (8,328)      (4,844)
-----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E       1,082       (1,048)      46,678       32,667       38,083       70,750       (8,328)      (4,844)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD       1,185        4,305       63,956       34,058       38,118       72,176        6,609      (15,560)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

  BUYCO FINAL -                 Buyco        Mauna Kea Agr -  Kilauea            Real            CBCL Real
8/8/98 @ 9:00 AM               Combined      Div Agr.         Irrigation Inc.    Estate         Estate Admin
-------------------------------------------------------------------------------------------------------------
 Common Stock
 Addt'l PIC,R/E & Cum Tra

-------------------------------------------------------------------------------------------------------------
          Total Minority
-------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                          917                                 1                1
 Additional Paid-In Capit             (417)           3,599            1,692            5,291
 Cumulative Translation A
 Retained Earnings                 (13,673)          (1,964)          (1,066)          (3,030)

-------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79           (13,172)           1,635              627            2,262
-------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-------------------------------------------------------------------------------------------------------------
          Shareholders' E          (13,172)           1,635              627            2,262
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD           (8,951)           1,692              667            2,359
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

                                    20 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                                                     1,845            (6)        1,839
 Temporary Cash Invest                                                                    2,146                       2,146
 Marketable Securities
 Accts/Notes Rec-Trade                                                                   17,406                      17,406
    Allow Dbtful Accts                                                                      674                         674

---------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                                                  16,732                      16,732
---------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                                                                  5,009                       5,009
 Interco Notes and Accts                                    (66,286)
 Due from BUYCO, INC                            1,116                                                   9,608         9,608
 Interco. Accts & Accrd I                                   (42,596)
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                                                                             757                         757
  Work-in-Progress                                                                       10,668                      10,668
  Finished Goods                                  245                                    11,852                      11,852
  Merchdise & Commodities                         354                                    11,838                      11,838
  Supplies                                                                                5,242                       5,242
  Other Inventories                               (55)           16                         278                         278
  Growing Crops - Sugar

---------------------------------------------------------------------------------------------------------------------------
       Total Inventories                          544            16                      40,635                      40,635
---------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds                                                                    291                         291
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv                                                                      9                           9

---------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                                                                     300                         300
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          Net Inventories                         544            16                      40,335                      40,335
---------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                       364                       3,088                       3,088
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    Total Current Assets                        1,660      (108,502)                     69,155         9,602        78,757
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                   (112,689)
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil                           12                                        12                          12
 Equity in Division                                         (24,500)
 Interco Notes and Accts                                   (102,086)
 Other Investments:
  Cooperatives and Joint                         (178)         (166)                        245                         245
  N/C Accounts and Notes                                                                  2,476          (500)        1,976
  Miscellaneous Investmt                         (212)      (34,330)                        752                         752

---------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                        (390)      (34,496)                      3,473          (500)        2,973
---------------------------------------------------------------------------------------------------------------------------

                                    21 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                        (378)     (273,771)                      3,485          (500)        2,985
---------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

---------------------------------------------------------------------------------------------------------------------------
          Total Investmen
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                        (378)     (273,771)                      3,485          (500)        2,985
---------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                           28,113       (31,907)                     40,951          (149)       40,802
Building and Improvements                      (9,498)          210                      17,063                      17,063
Machinery and Equipment                       (51,750)          (75)                     13,393                      13,393
Real Estate Improvements                      (10,728)         (442)                      9,315                       9,315
Ranch & Dairy Livestock
Constr'n Work-in-Progress                      (9,482)        3,346                       5,078            (2)        5,076
Miscellaneous                                  (1,679)                                    9,028                       9,028
Property, Plant & Equip

---------------------------------------------------------------------------------------------------------------------------
          Total PP&E                          (55,024)      (28,868)                     94,828          (151)       94,677
---------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                        (69,947)          322                      11,154                      11,154

---------------------------------------------------------------------------------------------------------------------------
          Net PP&E                             14,923       (29,190)                     83,674          (151)       83,523
---------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense                                       1                                         1                           1
 Capital Stock Expense
 Deferred Inc Tax Benefit                                      (670)
 Other Deferred Charges                        (5,608)         (101)                        135                         135

---------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                       (5,607)         (771)                        136                         136
---------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                    (192,607)       (2,825)                      4,253                       4,253


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                            (12)          (32)                      3,190                       3,190

---------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                           (12)          (32)                      3,190                       3,190
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 (182,021)     (415,091)                    163,893         8,951       172,844
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks

                                    22 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------
 Loans Payable to Others
 LT Debt - Current Maturi                                                                 8,132                       8,132
 Accounts Payable - Trade                                                                14,863                      14,863
 Bank Overdraft                                                                           3,755                       3,755
 Intercompany Notes and A                                   (18,204)
 Due to BUYCO, INC                                                                                        902           902
 I/C Accts & Accrd Intere                                   (22,564)
 Accrued Interest                              (3,275)                                      500           (83)          417
 Accrued Interest Allocat
 Dividends Payable                                                                           18                          18
 Dividends Payable - I/C
 Income Taxes
     Federal                                   52,140       (13,901)                     (2,179)       (1,114)       (3,293)
     State and Other                            4,304        (1,532)                       (137)         (223)         (360)

---------------------------------------------------------------------------------------------------------------------------
 Income Taxes                                  56,444       (15,433)                     (2,316)       (1,337)       (3,653)
---------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                     (13,659)        7,831                      (6,184)          356        (5,828)
 Other Taxes Accrued or W                                                                   873                         873
 Customers' and Other Dep                                                                   125                         125
 Unearned Rev - Cur Porti                         (10)                                       27                          27
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                      (8,463)          798                       6,342            (4)        6,338

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
          Total Current L                      31,037       (47,572)                     26,135          (165)       25,970
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                  (174,128)
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                                          (75)                     21,762          (759)       21,003

---------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                                  (174,203)                     21,762          (759)       21,003
---------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                         (76)                                    4,583        (4,659)          (76)
 Deferred Income Taxes
   Federal                                    (21,813)        4,494                      13,879         2,659        16,538
   State and Other                             (2,851)        4,529                       4,860          (786)        4,074

---------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T                     (24,664)        9,023                      18,739         1,873        20,612
---------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues                               (323)                                      185                         185
 Reserves for Contingenci                       1,611             1                       2,174                       2,174
 Warrants
 Miscellaneous N/C Liabil                      (1,182)           (8)                      8,649          (511)        8,138

---------------------------------------------------------------------------------------------------------------------------
          Total Other Lia                     (24,634)        9,016                      34,330        (3,297)       31,033
---------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto

                                    23 of 24

Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/98
                            Revaluation                              Additional                    Deduct:
 BUYCO FINAL -              Additional      Revaluation              CJE               BUYCO        Buyco       C. BREWER
8/8/98 @ 9:00 AM            Adjustments     Adjustment    CJE        Adjustments   Consolidated    Combined    Consolidated
---------------------------------------------------------------------------------------------------------------------------

 Common Stock                                                   644                         644                         644
 Addt'l PIC,R/E & Cum Tra                          (2)       14,228                      14,528                      14,528

---------------------------------------------------------------------------------------------------------------------------
          Total Minority                           (2)       14,872                      15,172                      15,172
---------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                      (5,817)        2,124                          95                          95


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock                                            (34,330)
 Preference Stock
 Common Stock                                 (57,198)       (7,044)                      6,118          (917)        5,201
 Additional Paid-In Capit                     (44,102)      (31,871)                     17,348           417        17,765
 Cumulative Translation A
 Retained Earnings                            (81,305)     (146,083)                     42,933        13,673        56,606

---------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79                     (182,605)     (219,328)                     66,399        13,172        79,571
---------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

---------------------------------------------------------------------------------------------------------------------------
          Shareholders' E                    (182,605)     (219,328)                     66,399        13,172        79,571
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD                    (182,021)     (415,091)                    163,893         8,951       172,844
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

ASSETS MINUS LIAB/EQTY

                                    24 of 24